UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 30, 2015

PAYMEON, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53574	20-4959207
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

5961 NE 18th Terrace, Fort Lauderdale, Florida  33308

(Address of principal executive offices) (Zip Code)

1-800-831-4743

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02

TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On September 30, 2015, PayMeOn, Inc. (the “Company”) and Prodeco Technologies, LLC, a Florida limited liability company (“PROTEC”) mutually agreed to terminate the securities exchange agreement dated April 14, 2015 (the “Exchange Agreement”) by and between the Company, Vincent L. Celentano, an individual shareholder of the Company, PROTEC and each of the members of Prodeco.

The foregoing description of the Exchange Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the Exchange Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits.

Exhibit No.	Description

2.1	Securities Exchange Agreement dated April 14, 2015 (previously filed as exhibit to Form 8-K dated April 14, 2015, as filed with the SEC on April 20, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYMEON, INC.

/s/ Edward Cespedes
Edward Cespedes
Chief Executive Officer
October 2, 2015